UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 7, 2011

CHINA INDUSTRIAL WASTE MANAGEMENT, INC.

 (Exact name of Company as specified in charter)

Nevada	002-95836	13-3250816
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

No. 1 Huaihe West Road, E-T-D-Zone,
Dalian, People’s Republic of China    116600

(Address of principal executive offices)   (Zip Code)

Company's telephone number, including area code: 011 86 411-82595139

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐           Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange   Act   (17CFR240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 5.02.       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 7 and 9, 2011, Messrs. Francis Leong and Wen Jiang submitted their respective resignations as Directors of the Board of Directors of China Industrial Waste Management, Inc. (the “Company”) effective as of the close of business on September 26, 2011.  In submitting their resignations, neither Mr. Leong nor Mr. Jiang have any disagreements with the Company or its Board of Directors with respect to the Company’s operations, policies, practices or public disclosures. A copy of the resignation letters of Messrs. Leong and Jiang are filed herewith as Exhibit 99.1 and Exhibit 99.2, respectively.

Item 9.01        Financial Statements and Exhibits

(d)           Exhibits.

Exhibit Number	Description of Exhibit
99.1	Resignation Letter of Francis Leong, dated September 7, 2011.

99.2	Resignation Letter of Wen Jiang, dated September 9, 2011.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 13, 2011

CHINA INDUSTRIAL WASTE MANAGEMENT, INC.

By:	/s/ Jinqing Dong
Jinqing Dong
Chairman and Chief Executive Officer